Inventories - Summary of inventories (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Classes of current inventories [abstract]
Raw materials and purchased components	$ 675	$ 734
Consumable stores	925	862
Work in progress	1,066	1,026
Finished goods and goods for resale	936	977
Total inventories	3,602	3,599
Expected to be used within one year	3,463	3,447
Expected to be used after more than one year	$ 139	$ 152